UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2026

MacKenzie Realty Capital, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-55006
(Commission File Number)

Maryland	45-4355424
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

89 Davis Road, Suite 100
Orinda, California 94563
(Address of principal executive offices, including zip code)

(925) 631-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 per value	MKZR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on the Current Report on Form 8-K filed on June 13, 2025 (the “Prior Form 8-K”), on June 11, 2025, MacKenzie Realty Capital, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) by and between the Company and Streeterville Capital, LLC (the “Investor”), pursuant to which the Company agreed to issue and sell to the Investor and the Investor agreed to purchase from the Company secured promissory notes in the aggregate principal amount of up to $3,270,000.

On January 15, 2026, the Company entered into a promissory note under the Note Purchase Agreement. On August 1, 2025 the Company issued to the Investor a secured promissory note under the Note Purchase Agreement in the aggregate principal amount of $545,000 (“Secured Note #2). On January 15, 2026, the Company issued to the Investor a secured promissory note under the Note Purchase Agreement in the aggregate principal amount of $1,635,000 (“Secured Note #3”).  Secured Note #2 is individually immaterial to the Company, however Secured Note #2 and Secured Note #3 in the aggregate are material to the Company. Both Secured Note #2 and Secured Note #3 were issued to purchase non-traded REIT securities pursuant to a tender offer made by the Company.

Pursuant to the terms of Secured Note #2 and Secured Note #3, the Company promises to pay to the Investor $545,000 and $1,635,000, respectively, and any interest, fees, charges and late fees accrued under Secured Note #2 and Secured Note #3, respectively, on the date that is 18 months after the date that the respective Initial Purchase Price (as defined in Secured Note #2 and Secured Note #3, respectively) is delivered by the Investor to the Company (the “Purchase Price Date”). Secured Note #2 carries an OID of $45,000 and Secured Note #3 carries an OID of $135,000.

Reference is made to the Prior Form 8-K for a more complete description of the Note Purchase Agreement and related transactions, which is incorporated by reference herein.

The foregoing description of Secured Note #2 and Secured Note #3 does not purport to be complete and is qualified in its entirety by reference to the full text of Secured Note #2 and Secured Note #3, copies of which are filed hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Secured Promissory Note #2 dated August 1, 2025 issued by the Company in favor of Streeterville Capital, LLC

10.2	Secured Promissory Note #3 dated January 15, 2026 issued by the Company in favor of Streeterville Capital, LLC

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: January 21, 2026	By:	/s/ Robert Dixon
Robert Dixon
President